Exhibit 24


                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints each of Bruce C. Rohde and James P. O'Donnell, or either of them, as his true and lawful attorney-in-fact and agent, each having full power to act, together or each without the other, for him and in his name, place and stead in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable ConAgra, Inc. to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities Exchange Commission in respect thereof, in connection with the registration under said Act of shares of common stock of this Corporation, which may be offered for sale or sold under the GoodMark Foods Investment and Savings Plan, the GoodMark Folcroft Union Investment and Savings Plan and the GoodMark Foods Union Investment and Savings Plan, together with interests in such Plans, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of ConAgra, Inc. and the name of the undersigned Director to the one or more registration statements, any amendments thereto, and to any instruments and documents filed as part of or in connection with said registration statements or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.

        IN WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 24th day of September, 1998.

                                                /s/ Philip B. Fletcher
                                                ----------------------
                                                Philip B. Fletcher

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints each of Bruce C. Rohde and James P. O'Donnell, or either of them, as his true and lawful attorney-in-fact and agent, each having full power to act, together or each without the other, for him and in his name, place and stead in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable ConAgra, Inc. to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities Exchange Commission in respect thereof, in connection with the registration under said Act of shares of common stock of this Corporation, which may be offered for sale or sold under the GoodMark Foods Investment and Savings Plan, the GoodMark Folcroft Union Investment and Savings Plan and the GoodMark Foods Union Investment and Savings Plan, together with interests in such Plans, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of ConAgra, Inc. and the name of the undersigned Director to the one or more registration statements, any amendments thereto, and to any instruments and documents filed as part of or in connection with said registration statements or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.

        IN WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 24th day of September, 1998.

                                                /s/ C. M. Harper
                                                ----------------------
                                                C. M. Harper

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints each of Bruce C. Rohde and James P. O'Donnell, or either of them, as his true and lawful attorney-in-fact and agent, each having full power to act, together or each without the other, for him and in his name, place and stead in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable ConAgra, Inc. to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities Exchange Commission in respect thereof, in connection with the registration under said Act of shares of common stock of this Corporation, which may be offered for sale or sold under the GoodMark Foods Investment and Savings Plan, the GoodMark Folcroft Union Investment and Savings Plan and the GoodMark Foods Union Investment and Savings Plan, together with interests in such Plans, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of ConAgra, Inc. and the name of the undersigned Director to the one or more registration statements, any amendments thereto, and to any instruments and documents filed as part of or in connection with said registration statements or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 24th day of September, 1998.

                                                /s/ Robert A. Krane
                                                ----------------------
                                                Robert A. Krane

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints each of Bruce C. Rohde and James P. O'Donnell, or either of them, as his true and lawful attorney-in-fact and agent, each having full power to act, together or each without the other, for him and in his name, place and stead in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable ConAgra, Inc. to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities Exchange Commission in respect thereof, in connection with the registration under said Act of shares of common stock of this Corporation, which may be offered for sale or sold under the GoodMark Foods Investment and Savings Plan, the GoodMark Folcroft Union Investment and Savings Plan and the GoodMark Foods Union Investment and Savings Plan, together with interests in such Plans, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of ConAgra, Inc. and the name of the undersigned Director to the one or more registration statements, any amendments thereto, and to any instruments and documents filed as part of or in connection with said registration statements or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.

        IN WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 24th day of September, 1998.

                                                /s/ Mogens Bay
                                                ----------------------
                                                Mogens Bay

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints each of Bruce C. Rohde and James P. O'Donnell, or either of them, as his true and lawful attorney-in-fact and agent, each having full power to act, together or each without the other, for him and in his name, place and stead in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable ConAgra, Inc. to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities Exchange Commission in respect thereof, in connection with the registration under said Act of shares of common stock of this Corporation, which may be offered for sale or sold under the GoodMark Foods Investment and Savings Plan, the GoodMark Folcroft Union Investment and Savings Plan and the GoodMark Foods Union Investment and Savings Plan, together with interests in such Plans, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of ConAgra, Inc. and the name of the undersigned Director to the one or more registration statements, any amendments thereto, and to any instruments and documents filed as part of or in connection with said registration statements or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.

        IN WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 24th day of September, 1998.

                                                /s/ Carl E. Reichardt
                                                ----------------------
                                                Carl E. Reichardt

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints each of Bruce C. Rohde and James P. O'Donnell, or either of them, as his true and lawful attorney-in-fact and agent, each having full power to act, together or each without the other, for him and in his name, place and stead in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable ConAgra, Inc. to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities Exchange Commission in respect thereof, in connection with the registration under said Act of shares of common stock of this Corporation, which may be offered for sale or sold under the GoodMark Foods Investment and Savings Plan, the GoodMark Folcroft Union Investment and Savings Plan and the GoodMark Foods Union Investment and Savings Plan, together with interests in such Plans, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of ConAgra, Inc. and the name of the undersigned Director to the one or more registration statements, any amendments thereto, and to any instruments and documents filed as part of or in connection with said registration statements or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.

        IN WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 24th day of September, 1998.

                                                /s/ Ronald W. Roskens
                                                ----------------------
                                                Ronald W. Roskens

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints each of Bruce C. Rohde and James P. O'Donnell, or either of them, as her true and lawful attorney-in-fact and agent, each having full power to act, together or each without the other, for her and in her name, place and stead in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable ConAgra, Inc. to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities Exchange Commission in respect thereof, in connection with the registration under said Act of shares of common stock of this Corporation, which may be offered for sale or sold under the GoodMark Foods Investment and Savings Plan, the GoodMark Folcroft Union Investment and Savings Plan and the GoodMark Foods Union Investment and Savings Plan, together with interests in such Plans, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of ConAgra, Inc. and the name of the undersigned Director to the one or more registration statements, any amendments thereto, and to any instruments and documents filed as part of or in connection with said registration statements or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.

        IN WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 24th day of September, 1998.

                                         /s/ Marjorie M. Scardino
                                         ----------------------
                                         Marjorie M. Scardino

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints each of Bruce C. Rohde and James P. O'Donnell, or either of them, as his true and lawful attorney-in-fact and agent, each having full power to act, together or each without the other, for him and in his name, place and stead in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable ConAgra, Inc. to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities Exchange Commission in respect thereof, in connection with the registration under said Act of shares of common stock of this Corporation, which may be offered for sale or sold under the GoodMark Foods Investment and Savings Plan, the GoodMark Folcroft Union Investment and Savings Plan and the GoodMark Foods Union Investment and Savings Plan, together with interests in such Plans, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of ConAgra, Inc. and the name of the undersigned Director to the one or more registration statements, any amendments thereto, and to any instruments and documents filed as part of or in connection with said registration statements or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.

        IN WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 24th day of September, 1998.

                                                /s/ Walter Scott, Jr.
                                                ----------------------
                                                Walter Scott, Jr.

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints each of Bruce C. Rohde and James P. O'Donnell, or either of them, as his true and lawful attorney-in-fact and agent, each having full power to act, together or each without the other, for him and in his name, place and stead in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable ConAgra, Inc. to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities Exchange Commission in respect thereof, in connection with the registration under said Act of shares of common stock of this Corporation, which may be offered for sale or sold under the GoodMark Foods Investment and Savings Plan, the GoodMark Folcroft Union Investment and Savings Plan and the GoodMark Foods Union Investment and Savings Plan, together with interests in such Plans, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of ConAgra, Inc. and the name of the undersigned Director to the one or more registration statements, any amendments thereto, and to any instruments and documents filed as part of or in connection with said registration statements or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.

        IN WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 24th day of September, 1998.

                                                /s/ Kenneth E. Stinson
                                                ----------------------
                                                Kenneth E. Stinson

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints each of Bruce C. Rohde and James P. O'Donnell, or either of them, as her true and lawful attorney-in-fact and agent, each having full power to act, together or each without the other, for her and in her name, place and stead in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable ConAgra, Inc. to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities Exchange Commission in respect thereof, in connection with the registration under said Act of shares of common stock of this Corporation, which may be offered for sale or sold under the GoodMark Foods Investment and Savings Plan, the GoodMark Folcroft Union Investment and Savings Plan and the GoodMark Foods Union Investment and Savings Plan, together with interests in such Plans, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of ConAgra, Inc. and the name of the undersigned Director to the one or more registration statements, any amendments thereto, and to any instruments and documents filed as part of or in connection with said registration statements or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.

        IN WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 24th day of September, 1998.

                                                /s/ Jane J. Thompson
                                                ----------------------
                                                Jane J. Thompson

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints each of Bruce C. Rohde and James P. O'Donnell, or either of them, as his true and lawful attorney-in-fact and agent, each having full power to act, together or each without the other, for him and in his name, place and stead in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable ConAgra, Inc. to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities Exchange Commission in respect thereof, in connection with the registration under said Act of shares of common stock of this Corporation, which may be offered for sale or sold under the GoodMark Foods Investment and Savings Plan, the GoodMark Folcroft Union Investment and Savings Plan and the GoodMark Foods Union Investment and Savings Plan, together with interests in such Plans, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of ConAgra, Inc. and the name of the undersigned Director to the one or more registration statements, any amendments thereto, and to any instruments and documents filed as part of or in connection with said registration statements or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.

        IN WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 24th day of September, 1998.

                                                /s/ Thomas R. Williams
                                                ----------------------
                                                Thomas R. Williams

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints each of Bruce C. Rohde and James P. O'Donnell, or either of them, as his true and lawful attorney-in-fact and agent, each having full power to act, together or each without the other, for him and in his name, place and stead in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable ConAgra, Inc. to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities Exchange Commission in respect thereof, in connection with the registration under said Act of shares of common stock of this Corporation, which may be offered for sale or sold under the GoodMark Foods Investment and Savings Plan, the GoodMark Folcroft Union Investment and Savings Plan and the GoodMark Foods Union Investment and Savings Plan, together with interests in such Plans, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of ConAgra, Inc. and the name of the undersigned Director to the one or more registration statements, any amendments thereto, and to any instruments and documents filed as part of or in connection with said registration statements or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.

        IN WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 24th day of September, 1998.

                                                /s/ Clayton K. Yeutter
                                                ----------------------
                                                Clayton K. Yeutter